UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2015

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-36113

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Glenlake Parkway, Suite 1200
Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(404) 465-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 30, 2015, Columbia Property Trust, Inc. (the "Company") issued a press release for its first quarter 2015 results and published supplemental information and a presentation for the first quarter of 2015 to its website. The press release, supplemental information, and presentation are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively.

The information in this Item 2.02 of Form 8-K and the attached Exhibits 99.1, 99.2, and 99.3 are furnished to the Securities and Exchange Commission (the "SEC"), and shall not be deemed to be "filed" with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended, or the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing filed under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release announcing first quarter 2015 results, issued April 30, 2015
99.2	Supplemental Information for the quarter ended March 31, 2015
99.3	May 2015 Company Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

Dated: April 30, 2015	By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer